Exhibit 10.3

VIRGINIA STATUTORY NOTICE UNDER SECTION 8.01-433.1

IMPORTANT NOTICE – THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

$20,000,000.00	Vienna, Virginia
August 11, 2008

PROMISSORY NOTE

FOR VALUE RECEIVED, the undersigned, EAGLE BANCORP, INC., a Maryland corporation (together with its successors and assigns, collectively, the “Borrower”), promises to pay to the order of UNITED BANK, a Virginia banking corporation, with offices located at 2071 Chain Bridge Road, Vienna, Virginia  22182, its successors and assigns (the “Lender”) at such offices, or at such other place or places as the Lender may from time to time designate in writing, the principal sum of TWENTY MILLION AND NO/100 DOLLARS ($20,000,000.00), or so much thereof as shall have been advanced or readvanced and shall remain unpaid under this Promissory Note (this “Note”), as hereinafter provided, together with interest at the rate or rates hereinafter provided until paid.  Capitalized terms used but not defined in this Note shall have the meaning attributed to such terms in the hereinafter referenced Loan Agreement.

Amounts outstanding under this Note shall bear interest at a rate (the “Applicable Interest Rate”) equal to the Prime Rate of Interest (as hereafter defined) minus twenty-five (25) basis points, subject, however, to the Lender’s right to charge the Default Rate (as hereinafter defined).  This Note shall be payable as follows:

(i)  Accrued and unpaid interest shall be paid in monthly installments, commencing on August 31, 2008, and continuing on the last day of each and every calendar month thereafter until the Maturity Date (hereinafter defined); and

 (ii) Except as otherwise provided herein below, on August 31, 2010 (the “Maturity Date”), the entire unpaid principal balance of this Note as of such date, plus all accrued and unpaid interest and other amounts due hereunder, shall be due and payable in full, unless sooner accelerated.

For purposes of computing interest on the indebtedness evidenced hereby, interest shall be calculated on the basis of a three hundred sixty (360) day calendar year applied to the actual number of days funds are outstanding.  Payments made on account hereof shall be applied first to the payment of late charges or other fees and costs owed to the Lender, next to the payment of accrued and unpaid interest, and then to principal.

As used in this Note, the expression “Prime Rate of Interest” shall be defined as a floating rate of interest equal to the prime lending rate of interest (the “Prime Rate”), as published from time to time in the “Money Rates” section of The Wall Street Journal; it being understood that such rate is not intended to be the lowest rate of interest charged on any extension of credit to any of Lender’s customers; provided, however, that at no time shall the Applicable Interest Rate or Default Rate (as the case may be) exceed the highest rate permissible under applicable laws.  If at any time The Wall Street Journal ceases to be published or ceases to publish the Prime Rate, the Lender shall designate by written notice to the Borrower another publication to be substituted for The Wall Street Journal for the purposes of computing the Applicable Interest Rate. The Applicable Interest Rate shall be adjusted as and when any change in the “Prime Rate of Interest” shall occur.

Notwithstanding the foregoing repayment terms, the Borrower may, without penalty or premium, term out the entire outstanding principal balance of this Note at any time prior to the stated Maturity Date (or any extension thereof agreed to in writing by the Lender) for a five (5) year repayment period, albeit amortized  pursuant to a ten (10) year straight-line amortization schedule such that the outstanding principal balance of this Note will be payable in sixty (60) equal and consecutive monthly payments, amortized over one hundred twenty (120) months, plus accrued and unpaid interest at the Applicable Interest Rate; provided that (i) no Event of Default shall have occurred or exist under the Loan Agreement or any other Loan Document, and no act, event or condition shall have occurred or exist which with notice or the passage of time, or both, would constitute an Event of Default under the Loan Agreement or any other Loan Document, (ii) the Borrower shall have provided not less than thirty (30) days, but not more than sixty (60) days, prior written notice to the Lender of its desire to term out the entire outstanding principal balance of this Note, and (iii) the Borrower shall have executed and delivered to the Lender such documents, instruments and agreements as the Lender may deem necessary or appropriate to evidence the change in repayment terms of this Note, and the Borrower shall have paid all of the Lender’s reasonable fees and expenses (including, without limitation, the reasonable legal fees and expenses of the Lender’s outside counsel) incurred in connection therewith.  The effective date of terming out the entire outstanding principal balance of this Note pursuant the foregoing requirements, as determined by the Lender in its sole discretion, shall be known as the “Conversion Date”.

If the Borrower desires to extend, from time to time, the stated Maturity Date or any later stated Maturity Date (but not term out the indebtedness evidenced hereby, as provided above) for a successive two (2) year term, the Borrower shall make written request to the Lender therefor at any time during the calendar month that is thirteen (13) months prior to the then current stated Maturity Date of this Note.  By way of example and not of limitation, the Borrower’s initial request to extend the stated Maturity Date of this Note shall be made at any time during the month of July, 2009.  The Lender will exercise commercially reasonable efforts to underwrite any such requested extension, but shall have no obligation to extend the stated Maturity Date or liability for its failure to do so.  Any such extension shall only be binding upon the Lender and the Borrower upon their execution and delivery of an allonge to this Note, in form and substance mutually acceptable to the Lender and the Borrower, evidencing such extension.

This Note is issued pursuant to that certain Loan Agreement dated the date hereof (as the same may be modified or amended from time to time, the “Loan Agreement”), by and between the Lender and the Borrower, and shall be subject to all of the terms and provisions thereof.  If an Event of Default shall occur under the Loan Agreement or any other Loan Document, or if default be made in the payment of any installment of principal or interest due under this Note, the entire principal sum outstanding, together with accrued interest thereof, fees and costs, if any, shall at once become due and payable at the option of the Lender without further notice.  If default be made in the performance of any covenant set forth in this Note or any of the other Loan Documents, and if such default shall continue past the expiration of any applicable grace period therein contained, the entire principal sum outstanding hereunder, together with all accrued and unpaid interest thereon, shall at once become due and payable at the option of the Lender without further notice.  The occurrence of any of the defaults described in the two immediately preceding sentences shall constitute an Event of Default under this Note and the Loan Agreement.  The Lender’s failure to exercise the aforementioned options shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.  Acceleration of maturity, once claimed by the Lender, may at its option be rescinded by an instrument in writing to that effect delivered to the Borrower in accordance with Section 11(a) of the Loan Agreement; however, the tender and acceptance of a partial payment or partial performance shall not, by itself, affect or rescind such acceleration of maturity.

In the event any installment of principal or interest due under this Note is not paid within ten (10) days after the date when the same is due, then the Borrower shall pay to the Lender a “late charge” in an amount equal to five percent (5%) of such installment.  In the event of an Event of Default under the Loan Agreement, this Note or any other Loan Document, the Lender may, in the Lender’s sole discretion and without notice or demand, in addition to any other remedy the Lender may exercise, raise the rate of interest accruing on the unpaid principal balance of this Note by two percent (2.00%) per annum above the Applicable Interest Rate (the “Default Rate”) until such default is cured, regardless of whether the holder elects to accelerate the unpaid balance as a result of such default.  If judgment is entered against the Borrower on this Note, the amount of such judgment entered (which may include principal, interest, fees and costs) shall bear interest at such Default Rate as of the date of entry of judgment.

Without limiting the Borrower’s obligation to reimburse the Lender for all fees and expenses incurred by the Lender in connection with the indebtedness evidenced hereby (including, without limitation, reasonable attorneys fees), in the event it shall become necessary to employ counsel to collect this obligation or to protect the security for this Note, the Borrower agrees to pay reasonable attorney’s fees, whether suit be brought or not, and all other costs and expenses reasonably connected with collection, the protection of the security, the defense of any counterclaim, the enforcement (including without limitation, as a party of any proceeding brought under the Bankruptcy Reform Act of 1978, as amended) of any remedies herein provided for, or provided for in any of the Loan Documents given to secure the repayment of any of the indebtedness evidenced by this Note.

The privilege is reserved to prepay the principal indebtedness evidenced hereby, in whole or in part, at any time, without premium or penalty.

The Borrower and any endorsers, guarantors and sureties jointly and severally waive presentment, protest and demand, notice of protest, notice of dishonor, demand and dishonor, and any and all lack of diligence or delays in the collection or enforcement hereby and expressly agree that this Note, or any payment hereunder, may be extended from time to time without in any way affecting the liability of the Borrower or any endorser, guarantor or surety hereof.

THIS NOTE AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION, SHALL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF VIRGINIA (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND APPLICABLE UNITED STATES FEDERAL LAW.  The Borrower agrees that any controversy arising under or in relation to this Note of any Security Document shall be litigated exclusively in Fairfax County, Virginia.  The state and federal courts and authorities with jurisdiction in the Commonwealth of Virginia shall have exclusive jurisdiction over all controversies which shall arise under or in relation to this Note or any Security Document.  The Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

In the event any provision of this Note (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note; but this Note shall be as if such invalid, illegal or unenforceable provision (or part thereof) had not been contained in this Note, but only to the extent it is invalid, illegal or unenforceable.

All notices, demands, requests and other communications required pursuant to the provisions of this Note shall be issued and delivered in the manner prescribed for “Notices” in the Loan Agreement.

It is the intention of the Borrower and the Lender to conform strictly to applicable usury laws.  Accordingly, if the transactions contemplated hereby would be usurious under applicable law (including the laws of the Commonwealth of Virginia and the laws of the United States of America) then, in that event, notwithstanding anything to the contrary in any agreement entered into in connection with or as security for this Note, it is agreed that the aggregate of all consideration which constitutes interest under applicable law that is contracted for, charged or received under this Note or under any of the aforesaid agreements or otherwise in connection with or as security for this Note, it is agreed that the aggregate of all consideration which constitutes interest under applicable law that is contracted for, charged or received under this Note or any of the other aforesaid agreements or otherwise in connection with this Note shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any, excess shall be credited, first, on the principal balance due on this Note by the Lender, secondly, to accrued interest due hereunder, and thirdly, on fees and costs, if any, due on this Note (or, if this Note shall have been paid in full, refunded to the Borrower).

As used in this Note, the singular shall include the plural and the plural shall include the singular, where the context shall so require.

This Note shall be the joint and several obligation of each of the makers hereof (if more than one) and shall apply to and bind them and each of them and their respective heirs, successors, personal representatives and assigns.

So long as the loan indebtedness evidenced by this Note remains unpaid, the Borrower agrees to provide the Lender with such reasonable information with respect to the financial condition of the Borrower as the Lender may from time to time require.

From time to time, the Maturity Date of this Note may be extended, or this Note may be renewed in whole or in part, or a new note of different form may be substituted for this Note, or the rate of interest may be modified, or changes may be made in consideration of loan extension, and the holder hereof, from time to time, may waive or surrender, either in whole or in part any right, guaranties, secured interest or liens, given for the benefit of the holder in connection with the payment and the security of payment of this Note; but no such occurrence shall in any manner affect, limit, modify, or otherwise impair rights, guaranties, or security of the holder not specifically waived, released or surrendered in writing, nor shall the undersigned makers, or any of them, or any guarantor or endorser, or any person who is or might be liable hereon, either temporarily or contingently, be released by such event.  The holder hereof, from time to time, shall have the unlimited right to release any person who might be liable hereon, and such release shall not affect or discharge the liability of any person who is or might be liable hereon.  No waivers or modifications shall be valid unless in writing and signed by the Lender.

THE BORROWER HEREBY (I) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OR RIGHT BY A JURY, AND (II) WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST.  THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN, KNOWINGLY AND VOLUNTARILY, BY THE BORROWER, AND THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A JURY TRIAL WOULD OTHERWISE ACCRUE.  THE LENDER IS HEREBY AUTHORIZED AND REQUESTED TO SUBMIT THIS NOTE TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES HERETO, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF THE BORROWER’S WAIVER OF THE RIGHT TO JURY TRIAL.  FURTHER, THE BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE LENDER (INCLUDING THE LENDER’S COUNSEL) HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO THE BORROWER THAT THE LENDER WILL NOT SEEK TO ENFORCE THIS WAIVER OR RIGHT TO JURY TRIAL PROVISION.  THE BORROWER FURTHER ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER AND HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH INDEPENDENT LEGAL COUNSEL.

CONFESSION OF JUDGMENT.  UPON THE OCCURRENCE OF AN EVENT OF DEFAULT UNDER THIS NOTE OR ANY OTHER LOAN DOCUMENT, AND FOLLOWING THE EXPIRATION OF ANY APPLICABLE NOTICE AND CURE PERIOD, THE BORROWER HEREBY AUTHORIZES GEORGE PITTS, ESQ., CHARLES V. MEHLER, III, OR ANY OTHER ATTORNEY WITH THE LAW FIRM OF DICKSTEIN SHAPIRO LLP ADMITTED TO PRACTICE IN THE COMMONWEALTH OF VIRGINIA TO APPEAR ON BEHALF OF THE BORROWER IN THE CLERKS OFFICE OF FAIRFAX COUNTY, VIRGINIA OR IN ANY OTHER COURT IN ONE OR MORE PROCEEDINGS, OR BEFORE ANY OTHER CLERK THEREOF OR PROTHONOTARY OR OTHER COURT OFFICIAL, AND TO CONFESS JUDGMENT AGAINST THE BORROWER IN FAVOR OF LENDER IN THE FULL AMOUNT DUE UNDER THIS NOTE AND THE OTHER LOAN DOCUMENTS (INCLUDING PRINCIPAL, ACCRUED INTEREST AND ANY AND ALL CHARGES, FEES AND COSTS) PLUS ATTORNEYS’ FEES EQUAL TO FIFTEEN PERCENT (15%) OF THE AMOUNT DUE, PLUS COURT COSTS, ALL WITHOUT PRIOR NOTICE OR OPPORTUNITY OF THE BORROWER FOR PRIOR HEARING.  ADDITIONALLY, THE BORROWER HEREBY AGREES AND CONSENTS THAT VENUE AND JURISDICTION SHALL BE PROPER IN ANY STATE OR FEDERAL COURT LOCATED IN FAIRFAX COUNTY, VIRGINIA.  THE BORROWER WAIVES THE BENEFIT OF ANY AND EVERY STATUTE, ORDINANCE, OR RULE OF COURT WHICH MAY BE LAWFULLY WAIVED CONFERRING UPON THE BORROWER ANY RIGHT OR PRIVILEGE OF EXEMPTION, HOMESTEAD RIGHTS, STAY OF EXECUTION, OR SUPPLEMENTARY PROCEEDINGS, OR OTHER RELIEF FROM THE ENFORCEMENT OR IMMEDIATE ENFORCEMENT OF A JUDGMENT OR RELATED PROCEEDINGS ON A JUDGMENT.  THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST THE BORROWER SHALL NOT BE EXHAUSTED BY ONE OR MORE EXERCISES THEREOF, OR BY ANY IMPERFECT EXERCISE THEREOF, AND SHALL NOT BE EXTINGUISHED BY ANY JUDGMENT ENTERED PURSUANT THERETO; SUCH AUTHORITY AND POWER MAY BE EXERCISED ON ONE OR MORE OCCASIONS FROM TIME TO TIME, IN THE SAME OR DIFFERENT JURISDICTIONS, AS OFTEN AS LENDER SHALL DEEM NECESSARY, CONVENIENT, OR PROPER.  NOTWITHSTANDING THE FOREGOING, THE LENDER ACKNOWLEDGES THAT ATTORNEYS’ FEES ARE STATED TO BE FIFTEEN PERCENT (15%)

SOLELY FOR THE PURPOSE OF FIXING A SUM CERTAIN FOR WHICH JUDGMENT CAN BE ENTERED BY CONFESSION, AND THE LENDER AGREES THAT IN ENFORCING ANY SUCH JUDGMENT BY CONFESSION, THE LENDER SHALL NOT COLLECT, SOLELY WITH RESPECT TO ATTORNEYS’ FEES INCURRED BY THE LENDER IN CONNECTION WITH SUCH INDEBTEDNESS, ANY AMOUNTS IN EXCESS OF THE ACTUAL AMOUNT OF ATTORNEYS’ FEES AND EXPENSES REASONABLY CHARGED OR BILLED TO THE LENDER.

It is understood and agreed that in the event a default exists under any other loan held by the Lender in which the Borrower or any guarantor therefor is a borrower or a guarantor thereunder, then the Lender may, at its option, declare the entire indebtedness evidenced hereby immediately due and payable.

The Borrower represents and warrants that the loan evidenced by this Note was made and transacted for the conduct of a business or investment within the meaning ascribed to those terms under Section 6.1-330.75 of the Code of Virginia, and the Borrower further warrants that all loan proceeds will be used solely for the purpose of carrying on or acquiring a business or commercial enterprise.  Time is of the essence of all provisions of this Note.

IN WITNESS WHEREOF, this Note has been duly executed and delivered as of the date set forth on the face of this Note.

WITNESS:	BORROWER:

EAGLE BANCORP, INC., a Maryland corporation

	By:	SPECIMEN	SEAL)
Name:
Title: